Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Not Filed Pursuant to the Securities Exchange Act of 1934

In connection with the quarterly report of Allbritton Communications Company (the “Company”) on Form 10-Q for the fiscal quarter ended June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stephen P. Gibson, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stephen P. Gibson
Stephen P. Gibson
Senior Vice President and Chief Financial Officer

August 12, 2010